SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         ______________________________

       Date of Report (Date of earliest event reported): December 17, 2002

                         GALAXY NUTRITIONAL FOODS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-16251                 25-1391475
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                2441 Viscount Row                                  32809
                 Orlando, Florida                                (Zip Code)
     (Address of principal executive offices)

       Registrant's telephone number, including area code: (407) 855-5500

         (Former name or former address, if changed since last report.)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

CHANGE OF OFFICER

On December 17, 2002, Angelo S. Morini resigned from his position with Galaxy Nutritional Foods ("the Company") as Chief Executive Officer. Mr. Morini will continue to remain as President of the Company. Christopher J. New, the Company's Chief Operating Officer, then assumed the role and responsibilities of the Company's Chief Executive Officer. On December 18, 2002, the Company issued a press release to announce the change in the position of its Chief Executive Officer.

ABOUT CHRISTOPHER J. NEW
Christopher J. New is the former Vice President of Commercial Strategies and Services for Tropicana(R) Products of North America and Latin America. In his sixteen-year plus career, Mr. New has held various senior marketing and management positions since earning his Masters in Marketing and Economics from Cornell University in 1986. In his last three years at Tropicana, his responsibilities included directing and leading strategic planning, marketing, business development, sales planning, e-commerce, customer service, category management and customer insights. Mr. New joined Tropicana in 1993 after serving for four years as senior marketing manager of Mott's USA, a division of Cadbury Schweppes, where he was responsible for the marketing of the company's flagship business.

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RESIGNATIONS AND APPOINTMENTS OF DIRECTORS

On December 17, 2002, the Board of Directors voted to increase the size of the Board to six members. They then elected four new members, including Charles L. Jarvie, Michael H. Jordan, Thomas R. Dykman, and David H. Lipka, and simultaneously accepted the resignations of Marshall K. Luther and Douglas A.Walsh, who resigned in order to pursue other opportunities. Charles L. Jarvie assumed the role as the Chairman of the Board, Angelo S. Morini assumed the role as Vice-Chairman of the Board, and Thomas R. Dykman assumed the role as Chairman of the Audit Committee. On December 18, 2002, the Company issued a press release to announce the changes in its Board of Directors.

On December 18, 2002, the Board voted to increase the size of the Board to seven members and then elected Christopher J. New, the Company's Chief Executive Officer, to the Board.

ABOUT CHARLES L. JARVIE
Charles L. Jarvie, presently a partner with Beta Capital Group, LLC, has had an illustrious business career. After twenty years with the Procter and Gamble Company, he was president of Dr. Pepper, Fidelity Investments Marketing Corp., and Schenley Industries. He has also served as CEO of New Era Beverage Company, chairman of Universal Sports America, Host Communications/Streetball International, and J/P Management Associates. Among his accomplishments are acquisition of Canada Dry Corporation, sale of Schenley Industries, Host Communications and New Era Beverage Company. Mr. Jarvie has helped generate and implement and still enforces strategic plans for many successful turnarounds. Mr. Jarvie has numerous civic and business associations serving as a director or member of many prestigious organizations and companies. He is a graduate of Cornell University where he received both his B.S. and M.B.A.

ABOUT MICHAEL H. JORDAN
Michael H. Jordan is a general partner of Global Asset Capital, LLC, a venture capital firm and Beta Capital Group. He currently serves on the board of Dell Computer Corporation, Aetna Inc., and Luminant Worldwide Corporation. He is also executive chairman of Clariti Telecommunications International, Ltd., and chairman of eOriginal, Inc., an electronic commerce company. Mr. Jordan retired in 1998 as chairman and CEO of CBS Corporation (formerly Westinghouse Electric Corp.) after leading one of the most comprehensive transformations of a major U.S. corporation. Earlier in his career, he spent eighteen years with PepsiCo in top management including stints as President of Frito Lay, President of PepsiCo International, and President of PepsiCo. Mr. Jordan is a graduate of Yale University and received his M.S. in chemical engineering from Princeton University.

ABOUT THOMAS R. DYCKMAN
Thomas R. Dyckman is an Ann Whitney Olin Professor of Accounting and Acting Vice President for Technology at the S.C. Johnson Graduate School of Management at Cornell University. He has conducted management executive programs for Goodyear, IBM, Gould Pump, New England Telephone, Ocean Spray, Columbia University, G.T.E. and Sylvania. For eleven years, Mr. Dyckman served as a consultant on research issues to the Financial Accounting Standards Board (FASB) and during the mid 1990's was acting dean at Cornell University. He has held memberships with the American Accounting Association, the Financial Accounting Standards Advisory Committee, and the Accounting Researchers International Association. Mr. Dyckman has more than sixty published articles and is the author of ten books. He received his B.A., M.B.A. and Ph.D. from the University of Michigan.

ABOUT DAVID H. LIPKA
David H. Lipka spent forty years with DCA Food Industries Inc., an international manufacturer of food ingredients and equipment with combined sales in excess of $1 billion per annum, holding positions of President, CEO, and COO. He presently serves on the board of Doctor's Associates Inc. (Subway Stores) and has served on numerous boards including Dunkin Donuts Inc., Allied-Lyons Inc., and Kerry Group PLC. Mr. Lipka has also been Chairman and CEO of Pennari Foods and Leon Baking Company. He obtained his graduate degree at the School of Business at New York University.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibit 99.1 CEO Press Release issued by the Company on December 18, 2002 (Filed herewith.)

          Exhibit 99.2 Board of Director Press Release issued by the Company on December 18, 2002 (Filed herewith.)

ITEM 8.   CHANGE IN FISCAL YEAR.

          Not applicable.

ITEM 9.   REGULATION FD DISCLOSURE.

          Not applicable.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        GALAXY NUTRITIONAL FOODS, INC.


December 19, 2002                       By: /s/ Salvatore Furnari
                                            ------------------------------
                                        Name: Salvatore Furnari
                                              ----------------------------
                                        Title: Chief Financial Officer
                                               ---------------------------

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                                 EXHIBITS INDEX

Exhibit No.                   Exhibit Description                       Page No.
-----------                   -------------------                       --------

Exhibit 99.1        CEO Press Release issued by the Company
                    on December 18, 2002

Exhibit 99.2        Board of Director Press Release issued
                    by the Company on December 18, 2002